Exhibit 10.4

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT BY NELNET, INC. UNDER RULES AND REGULATIONS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. THE REDACTED PORTIONS ARE MARKED WITH [*****] AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ALONG WITH SUCH REQUEST FOR CONFIDENTIAL TREATMENT.

LOAN PARTICIPATION AGREEMENT

This Loan Participation Agreement (the “Agreement”) is made and entered into effective as of this 22nd day of August, 2018, by and between Union Bank and Trust Company, a Nebraska banking corporation, in its own right (the “Lender”) and National Education Loan Network, Inc., a Nebraska corporation (the “Participant”).

WHEREAS, Lender is engaged in a program of originating both in-school and refinance student loans (“Education Loans”) to borrowers as part of an Education Loan program in which Nelnet Consumer Finance, Inc. provides marketing services on behalf of Lender;

WHEREAS, Lender has engaged Nelnet Servicing, LLC, d/b/a/ FirstMark Services (the “Servicer”) to assist Lender in originating and servicing the Education Loans;

WHEREAS, Participant, wishes to purchase from Lender a participation interest in the Education Loans and Lender wishes to sell to Participant a participation interest in Education Loans under the terms and conditions as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Participant and Lender do hereby agree as follows:

1.    Sale of Participation Interests in Education Loans.

A.    During the term of this Agreement, Participant does hereby irrevocably agree to purchase or arrange for a designee to purchase from Lender, or the designee of Lender, a 95% participation interest in the Education Loans at the Purchase Price (as defined below) upon presentation of a request for purchase by Lender in the manner provided herein. Lender does hereby irrevocably agree to sell, transfer, and convey to Participant or Participant’s designee, a participation interest in the Education Loans at the Purchase Price upon presentation of a request for sale by Participant. This commitment to sell shall apply only to Education Loans. Lender may hold such Education Loans for periods of time prior to sale of participation interests therein from time to time as the parties may mutually agree from time to time, but, in any event, no less than [*****] days. Lender shall make available to Participant information from time to time as Participant may reasonably request in order to enable Participant to make credit decisions with respect to Education Loans. Lender shall make such transfer and shall keep its interest in the

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT BY NELNET, INC. UNDER RULES AND REGULATIONS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. THE REDACTED PORTIONS ARE MARKED WITH [*****] AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ALONG WITH SUCH REQUEST FOR CONFIDENTIAL TREATMENT.

Education Loans free and clear of all security interests, liens or encumbrances of any nature whatsoever, provided, however, the Participant acknowledges that Lender holds legal title to the underlying promissory note evidencing the Education Loan. The Purchase Price for such participation interests shall be the amount equal to [*****]% of outstanding principal balance, plus a premium of [*****]% of the outstanding principal balance, plus [*****]% of accrued and unpaid interest on the Education Loan being participated (the “Purchase Price”). The Purchase Price shall be paid in immediately available funds. The commitment on the part of Participant to purchase participation interests in Education Loans pursuant to this Agreement up to the amount set forth above shall continue for a period of 360 days from the date first set forth above, and shall renew for successive 360 day terms thereafter unless either party gives written notice to the other of an intent to not renew at least ninety (90) days prior to the end of the then current commitment period. Upon termination of this Agreement, the Lender shall transfer the Lender’s interest in the participation interests to the Participant or its designee.

B.     The participation interest purchased hereunder is a participation in the specific Education Loans identified in the Participation Certificate(s) issued by Lender to Participant, and is not a participation interest in an unidentifiable pool of loans. The sale and purchase of the loan participations under this Agreement shall be without recourse of any nature whatsoever against Lender. Lender and Participant acknowledge and agree that this Agreement results in a pro rata sharing of credit risk proportionate to the respective interests of Lender and Participant in the Education Loans, both before and after any default with respect to the Education Loans. Lender shall retain ownership of the title to each of the Education Loans in which participation interests are purchased by Participant.

2.    Procedures for Purchase or Sale. (a) Demand for Purchase or Sale. Lender may, from time to time, make a request or requests that Participant purchase the respective participation interests in such Education Loans, and Participant may, from time to time, make a request or requests that Lender sell such participation interests in Education Loans (each, a “Request”). Each Request shall be made by Lender or Participant, as applicable, giving written notice of the Request to the other party hereto and advising the other party hereto of the sum of the principal balances and interest accrued thereon of participation interests in the Education Loans to be purchased or sold. Participant shall then, after receipt or giving of the Request, provide Lender with immediately available funds to satisfy each Request. Participant shall use best efforts to make payment within twenty (20) business day of receipt of any Request received by or given by Participant. Any sale, transfer or other disposition to Participant of Education Loans shall be made free and clear of any liens, security interests or encumbrances of any nature whatsoever, and shall be made in accordance with this Agreement. During the term of this Agreement, the respective obligation of

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT BY NELNET, INC. UNDER RULES AND REGULATIONS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. THE REDACTED PORTIONS ARE MARKED WITH [*****] AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ALONG WITH SUCH REQUEST FOR CONFIDENTIAL TREATMENT.

Participant or Lender, as applicable, to honor Requests as set forth in this Agreement shall be revocable upon thirty (30) days prior written notice to the other party, provided, however, that any outstanding Request issued during such thirty (30) day time period shall be honored.

3.    Participation Certificates. The Education Loans are evidenced by promissory notes. Lender makes no representations or warranties with respect to the Education Loans or any documentation evidencing such Education Loans except as expressly stated in Section 5(a) hereof. Lender shall give written notice to Participant of any modification in Lender’s standard Education Loan documentation, and Lender shall not implement any such modification until thirty (30) days following such notice. The originals of such promissory notes shall be kept in the physical custody and possession of the Servicer for purposes of servicing. On the date of the first sale of a participation interest with respect to a portfolio of Education Loans, or thereafter as mutually agreed to by the parties, Lender shall execute and deliver (or shall cause to be executed and delivered) to Participant a master participation certificate substantially in the form marked as Exhibit “A,” attached hereto and incorporated herein by this reference, evidencing a participating equitable ownership interest in the Education Loans in that particular portfolio. Lender shall attach or cause to be attached to the executed original of Exhibit “A” a schedule of the Education Loans identifying such loans comprising the portfolio.

4.    Decisions Concerning the Education Loans. After purchase of the participation interest pursuant to this Agreement, all actions and decisions concerning the Education Loans, including without limitation the day-to-day administration and servicing of the Education Loans, shall be made by Participant and Lender according to their respective percentages of ownership of each Education Loan and such decisions shall be binding on Lender and Participant. Servicing of the Education Loans shall be performed by the Servicer on behalf of Lender and Participant, and Lender shall pay to the Servicer all costs of servicing the Education Loans during the term of this Agreement. All servicing reports generated by the Servicer with respect to the Education Loans shall be available to Participant, and 95.0% of all payments received by Lender or the Servicer with respect to the Education Loans participated in accordance with this Agreement shall be forwarded promptly to Participant or its designee, less [*****]% of the servicing fee payable to the Servicer as set forth in Section 4(a) hereof. Lender shall permit reasonable access from time to time upon request of Participant, or any of the beneficiaries of the trusts on behalf of which Participant acts, to access and review information and loan files and appropriate credit and other information to enable decisions on credit to be made. Participant acknowledges that it and the beneficiaries on behalf of which it acts have made their own credit analysis and do not rely on the Lender for any such credit analysis.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT BY NELNET, INC. UNDER RULES AND REGULATIONS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. THE REDACTED PORTIONS ARE MARKED WITH [*****] AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ALONG WITH SUCH REQUEST FOR CONFIDENTIAL TREATMENT.

5.    Payments and Accounting to Participant; Records.

(a)    Lender, through the Servicer, shall account and deliver promptly (approximately once every thirty days) to Participant that portion of income from the Education Loans which is equal to 95% of the payments of interest and other income from the Education Loans and principal payments, less [*****]% of the fees charged by the Servicer with respect to servicing the Education Loans. Participant shall have a right to an accounting of all funds received by Lender in connection with the Education Loans.

(b)    Lender, through its agent, the Servicer, will maintain customary books and records relating to the Education Loans, which shall be made available to Participant at all reasonable times for the purpose of inspection, and copies of any of Lender’s records relating to the Education Loans shall be furnished to Participant at Participant’s request.

(c)    To the extent not already available to Participant, Lender, through the Servicer, shall provide to Participant, promptly after Lender receives or obtains any information in Lender’s possession as to the accrual status of, and principal and interest payments with respect to, the Education Loans, together with any information as to default of borrowers on such Education Loans.

6.    Representations and Warranties.

(a) Lender makes no representations or warranties, whether expressed or implied, to Participant, as to the collectability of the Education Loans or the continued solvency of the borrowers on Education Loans. Lender does represent and warrant to Participant as follows:

(1)    This Agreement has been duly authorized, executed and delivered by Lender and constitutes a legal, valid and binding obligation.

(2)	The Agreement was made in compliance with all applicable local, State and federal laws, rules and regulations.

(3)    Lender has and its officers acting on its behalf have, full legal authority to engage in the transactions contemplated by the Agreement, the execution and delivery of the Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions of the

Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, articles or bylaws of Lender or any agreement or instrument to which Lender is a party to or bound by any agreement or instrument or a default thereunder. Lender is not a party to or bound by any agreement or instrument or subject to any charter or other corporation restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of Lender enforceable against it in accordance with its terms, and no consent, approval or authorization of any government or governmental body is required in connection with the consummation of the transactions herein contemplated.

(4)
Lender is duly organized, validly existing and in good standing under the laws of the State of Nebraska and has the power and authority to own its assets and carry on its business as now being conducted.

(5)    At the time of origination, each Education Loan was made by the Lender in accordance with Lender’s underwriting policies and guidelines, a true and accurate copy of which has been furnished to Participant.

(6)    Each Education Loan has been duly executed and delivered and constitutes the legal, valid and binding obligations of the maker thereof, enforceable in accordance with its terms.

(7)    No Education Loan participated hereunder is subject to any security interest, lien or other encumbrance of any nature whatsoever.

(b)    Participant represents and warrants to Lender as follows:

(1)    This Agreement has been duly authorized, executed and delivered by Participant and constitutes a legal, valid and binding obligation.

(2)	The Agreement was made in compliance with all applicable local, State and federal laws, rules and regulations.

(3)    Participant has and its officers acting on its behalf have, full legal authority to engage in the transactions contemplated by the Agreement, the execution and delivery of the Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions of the Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, articles or bylaws of Participant or any agreement or instrument to which

Participant is a party to or bound by any agreement or instrument or a default thereunder. Participation is not a party to or bound by any agreement or instrument or subject to any charter or other corporation restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of Participant enforceable against it in accordance with its terms, and no consent, approval or authorization of any government or governmental body is required in connection with the consummation of the transactions herein contemplated.

(4)    Participant is duly organized, validly existing and in good standing under the laws of the State of Nebraska, and has the power and authority to own its assets and carry on its business as now being conducted.

(5)    The authorized officer executing this Agreement on behalf of Participant hereby certifies that Participant has approved purchase of a 95.0% participation interest in the Education Loans as identified in the participation certificate, and is relying upon the maker of the respective Education Loans to repay the same.

7.    Term. The term of this Agreement shall continue until the Education Loans participated hereunder are paid in full or as the parties may otherwise mutually agree. The Lender may terminate this Agreement with regards to at any time upon 90 days-notice to the Participant.

8.    Miscellaneous Provisions.

A.    Neither this Agreement nor any term hereof may be changed, waived, discharged, modified or terminated orally, unless by an instrument in writing signed by both of the parties hereto. This Agreement may be terminated by either party hereto upon thirty (30) days prior written notice sent to the other party. This Agreement may be terminated by either party immediately upon such party’s deeming that it is required to do so by any regulatory authority or applicable law.

B.    The headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

C.    All of the terms, covenants and conditions herein contained shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

D.    Notices under this Agreement shall be in writing unless otherwise permitted hereby, and if in writing, may be personally delivered or sent by United States mail, sufficient postage prepaid, or by telecopy or facsimile, to the respective parties at the following addresses:

Participant:

National Education Loan Network, Inc.
6801 South 27th Street
Lincoln, Nebraska 68508
Attention: General Counsel
Telephone: 402-486-5334

Lender:

Union Bank and Trust Company
Attn: Brad Crain
4243 Pioneer Woods Dr.
Lincoln, NE 68506
Telephone: 402-323-1783

E.    This Agreement shall not be construed to create a partnership or joint venture between Lender and Participant. The transaction evidenced by this Agreement is a loan participation transaction, and advances made by Participant to Lender from time to time for Participant’s purchase of participation interests shall not constitute loans to Lender. Participant’s interest in the Education Loans is an ownership interest, not a security interest.

F.    If any one or more of the covenants or agreements or portion thereof provided in this Agreement on the part of Participant or Lender to be performed should be determined by a court of competent jurisdiction to be contrary to law, then such covenant or covenants, or such agreement or agreements, or such portions thereof, shall be deemed severable from the remaining covenants and agreements provided in this Agreement and the invalidity thereof shall in no way affect the validity of the other provisions of this Agreement hereunder and under any applicable provisions of law.

G.    This Agreement shall be construed and interpreted in accordance with the laws of the State of Nebraska.

Executed as of the day and year first above written.

National Education Loan Network Inc. Participant By: /s/ James D. Kruger Title: Treasurer	Union Bank and Trust Company, as trustee, Lender By: /s/ Angie Muhleisen Title: President & CEO

PARTICIPATION CERTIFICATE

Pursuant to that certain Loan Participation Agreement (the “Agreement”) dated as of ____________________, 2018, by and between National Education Loan Network, Inc. (“Participant”) and Union Bank and Trust Company, as trustee (“Lender”), Lender hereby issues and delivers this Participation Certificate to evidence Participant’s participation interests in a 95.0% interest in unsecured Education Loans which are identified by the schedule marked as Exhibit “A,” attached hereto and incorporated herein by this reference, which loans or participation interests therein are owned by Lender and are serviced and designated a separate account, in accordance with the Agreement. This Participation Certificate shall be governed, in all respects, by the Agreement, the terms of which are incorporated herein by this reference as if fully stated herein.

Dated as of the ___ day of _________________, 2018.

Union Bank and Trust Company, as trustee (“Lender”)

By:    ________________________________
Title:    ________________________________

Accepted as of the same date set forth above:

National Education Loan Network, Inc. (“Participant”)

By:    ________________________________
Title:    ________________________________